Exhibit 99.1

Red Hat Reports Second Quarter Results

  Total revenue of $446 million, up 19% year-over-year
  Subscription revenue of $389 million, up 19% year-over-year
  GAAP EPS of $0.25, up 19% year-over-year; non-GAAP EPS of $0.41, up 17% year- over-year

RALEIGH, N.C.--(BUSINESS WIRE)--September 18, 2014--Red Hat, Inc. (NYSE: RHT), the world's leading provider of open source solutions, today announced financial results for its fiscal year 2015 second quarter ended August 31, 2014.

Total revenue for the quarter was $446 million and subscription revenue for the quarter was $389 million, both increased 19% year-over-year.

“Broad demand for open source technologies, combined with Red Hat’s value proposition and market leadership position, has helped to drive organic revenue growth in the mid-to-high teens for the last 10 quarters,” stated Jim Whitehurst, President and Chief Executive Officer of Red Hat. “Our high level of execution and commitment to investing across our technology stack, including enabling open, hybrid cloud computing in the enterprise, has led to Red Hat being recognized once again by Forbes, Inc. on its list of the World’s Most Innovative Companies.”

GAAP operating income for the second quarter was $64 million, up 16% year-over-year. After adjusting for stock compensation, amortization expenses, certain facility exit costs and transaction costs related to business combinations, as detailed in the tables below, non-GAAP operating income for the second quarter was $109 million, up 15% year-over-year. For the second quarter, GAAP operating margin was 14.4% and non-GAAP operating margin was 24.4%.

GAAP net income for the quarter was $47 million, or $0.25 per diluted share, compared with $41 million, or $0.21 per diluted share, in the year ago quarter. After adjusting for stock compensation, amortization expenses, certain facility exit costs and transaction costs related to business combinations, as detailed in the tables below, non-GAAP net income for the quarter was $78 million, or $0.41 per diluted share, as compared to $68 million, or $0.35 per diluted share, in the year ago quarter.

Operating cash flow was $108 million for the second quarter, as compared to $119 million in the year ago quarter. At quarter end, the company’s total deferred revenue balance was $1.25 billion, an increase of 18% on a year-over-year basis. Total cash, cash equivalents and investments as of August 31, 2014 was $1.32 billion, after repurchasing approximately $80 million of common stock, or approximately 1.5 million shares, in the second quarter. Red Hat has repurchased approximately $160 million of common stock, or approximately 3.0 million shares, during the first six months of fiscal year 2015.

“We experienced strong growth across our routes to market during the second quarter,” stated Charlie Peters, Executive Vice President and Chief Financial Officer of Red Hat. “The fastest growing part of our channel business comes from the 80+ Red Hat certified public cloud providers that provide our technologies on-demand in their clouds. The rapid revenue growth from these public cloud partners, which we recognize immediately and contains no deferred revenue, helped us to meaningfully exceed our second quarter revenue guidance.”

Additional information on Red Hat's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial tables below. A live webcast of Red Hat's results will begin at 5:00 pm ET today and can be accessed by the general public at Red Hat's investor relations website at http://investors.redhat.com. A replay of the webcast will be available shortly after the live event has ended.

About Red Hat, Inc.

Red Hat is the world's leading provider of open source software solutions, using a community-powered approach to reliable and high-performing cloud, Linux, middleware, storage and virtualization technologies. Red Hat also offers award-winning support, training and consulting services. As the connective hub in a global network of enterprises, partners and open source communities, Red Hat helps create relevant, innovative technologies that liberate resources for growth and prepare customers for the future of IT. Learn more at http://www.redhat.com.

Forward Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to delays or reductions in information technology spending; the effects of industry consolidation; the ability of the Company to compete effectively; the integration of acquisitions and the ability to market successfully acquired technologies and products; uncertainty and adverse results in litigation and related settlements; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; the ability to deliver and stimulate demand for new products and technological innovations on a timely basis; risks related to data and information security vulnerabilities; ineffective management of, and control over, the Company's growth and international operations; fluctuations in exchange rates; and changes in and a dependence on key personnel, as well as other factors contained in our most recent Quarterly Report on Form 10-Q (copies of which may be accessed through the Securities and Exchange Commission's website at http://www.sec.gov), including those found therein under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic and political conditions, governmental and public policy changes and the impact of natural disasters such as earthquakes and floods. The forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this press release.

Red Hat, Red Hat Enterprise Linux, the Shadowman logo and JBoss are trademarks of Red Hat, Inc., registered in the U.S. and other countries. Linux is the registered trademark of Linus Torvalds in the U.S. and other countries.

RED HAT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands - except per share amounts)

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2014	2013	2014	2013
Revenue:

Subscriptions	$389,495	$326,692	$761,462	$642,509
Training and services	56,404	47,731	108,191	95,173

Total subscription, training and services revenue	445,899	374,423	869,653	737,682

Cost of revenue:

Subscriptions	27,791	23,518	55,551	46,893
Training and services	39,383	32,062	76,066	64,744

Total cost of subscription, training and services revenue	67,174	55,580	131,617	111,637

Total gross profit	378,725	318,843	738,036	626,045

Operating expense:
Sales and marketing	174,520	144,596	351,358	287,040
Research and development	95,265	78,299	185,204	152,100
General and administrative	44,713	38,203	86,284	72,537
Facility exit costs	-	2,171	-	2,171

Total operating expense	314,498	263,269	622,846	513,848

Income from operations	64,227	55,574	115,190	112,197
Interest income	2,010	1,527	3,852	3,029
Other income (expense), net	(289)	1,196	68	772

Income before provision for income taxes	65,948	58,297	119,110	115,998
Provision for income taxes	19,125	17,489	34,542	34,799

Net income	$46,823	$40,808	$84,568	$81,199

Net income per share:
Basic	$0.25	$0.22	$0.45	$0.43
Diluted	$0.25	$0.21	$0.44	$0.42

Weighted average shares outstanding:
Basic	188,162	189,437	188,767	190,276
Diluted	190,755	191,432	191,135	192,230

RED HAT, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

ASSETS
	August 31,	February 28,
	2014	2014 (1)
	(Unaudited)
Current assets:
Cash and cash equivalents	$585,381	$646,742
Investments in debt and equity securities	217,659	335,387
Accounts receivable, net	283,952	360,594
Deferred tax assets, net	111,522	108,264
Prepaid expenses	125,256	118,387
Other current assets	1,794	1,808

Total current assets	1,325,564	1,571,182

Property and equipment, net	175,844	173,917
Goodwill	870,063	687,430
Identifiable intangibles, net	146,904	133,399
Investments in debt securities	513,903	505,300
Other assets, net	35,026	35,391

Total assets	$3,067,304	$3,106,619

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$211,552	$179,468
Deferred revenue	920,605	966,832
Other current obligations	1,852	1,786

Total current liabilities	1,134,009	1,148,086

Long term deferred revenue	331,192	322,365
Other long term obligations	87,447	85,003
Stockholders' equity:
Common stock	23	23
Additional paid-in capital	1,942,659	1,891,848
Retained earnings	804,740	720,172
Treasury stock, at cost	(1,216,741)	(1,056,419)
Accumulated other comprehensive loss	(16,025)	(4,459)

Total stockholders' equity	1,514,656	1,551,165

Total liabilities and stockholders' equity	$3,067,304	$3,106,619

(1) Derived from audited financial statements

RED HAT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2014	2013	2014	2013

Cash flows from operating activities:
Net income	$46,823	$40,808	$84,568	$81,199
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation and amortization	19,539	18,439	38,463	36,371
Share-based compensation expense	36,605	29,874	65,319	53,006
Deferred income taxes	975	1,208	3,905	11,020
Net amortization of bond premium on available-for-sale debt securities	2,525	2,285	4,558	4,336
Other	595	(96)	(353)	47
Changes in operating assets and liabilities net of effects of acquisitions:
Accounts receivable	(18,349)	(6,341)	78,231	66,081
Prepaid expenses	(2,391)	(5,645)	(7,580)	(2,394)
Accounts payable and accrued expenses	27,266	38,902	29,921	26,293
Deferred revenue	(6,209)	1,880	(25,957)	(15,020)
Other	358	(2,385)	1,349	(195)

Net cash provided by operating activities	107,737	118,929	272,424	260,744

Cash flows from investing activities:
Purchase of available-for-sale debt securities	(50,567)	(217,433)	(319,141)	(347,076)
Proceeds from sales and maturities of available-for-sale debt securities	140,101	153,917	409,532	479,767
Acquisition of business, net of cash acquired	(66,183)	-	(217,804)	-
Purchase of other intangible assets	(1,198)	(10,177)	(1,751)	(12,521)
Purchase of property and equipment	(14,290)	(21,829)	(22,884)	(48,506)
Other	(1,038)	(2,126)	2,434	(1,934)

Net cash provided by (used in) investing activities	6,825	(97,648)	(149,614)	69,730

Cash flows from financing activities:
Excess tax benefits from share-based payment arrangements	423	2,610	1,409	5,643
Proceeds from exercise of common stock options	644	635	689	1,088
Purchase of treasury stock	(80,028)	(20,009)	(160,061)	(199,345)
Payments related to net settlement of employee share-based compensation awards	(3,831)	(3,833)	(17,561)	(14,815)
Payments on other borrowings	(1,635)	(312)	(1,990)	(617)

Net cash used in financing activities	(84,427)	(20,909)	(177,514)	(208,046)

Effect of foreign currency exchange rates on cash and cash equivalents	(8,902)	(1,576)	(6,657)	(12,718)
Net increase (decrease) in cash and cash equivalents	21,233	(1,204)	(61,361)	109,710
Cash and cash equivalents at beginning of the period	564,148	597,998	646,742	487,084

Cash and cash equivalents at end of period	$585,381	$596,794	$585,381	$596,794

RED HAT, INC. RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS (Unaudited) (In thousands - except per share amounts)

Non cash share-based compensation expense included in Consolidated Statements of Operations:

	Three Months Ended		Six Months Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013

Cost of revenue	$3,425	$3,100	$6,543	$5,939
Sales and marketing	13,691	10,365	23,929	19,741
Research and development	11,098	9,058	19,962	15,939
General and administration	8,391	7,351	14,885	11,387
Total share-based compensation expense	$36,605	$29,874	$65,319	$53,006

Amortization of intangible assets expense included in Consolidated Statements of Operations:

	Three Months Ended		Six Months Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013

Cost of revenue	$2,486	$2,496	$5,102	$5,169
Sales and marketing	1,992	1,958	3,574	3,916
Research and development	959	959	1,917	1,918
General and administration	1,607	1,203	3,035	2,740
Total amortization of intangible assets expense	$7,044	$6,616	$13,628	$13,743

Facility exit costs included in Consolidated Statements of Operations:

	Three Months Ended		Six Months Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013

Facility exit costs	-	$2,171	-	$2,171

Transaction costs related to business combinations included in Consolidated Statements of Operations:

	Three Months Ended		Six Months Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013

Transaction costs related to business combinations	$949	-	$2,940	-

	Three Months Ended		Six Months Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013

GAAP net income	$46,823	$40,808	$84,568	$81,199

Provision for income taxes	19,125	17,489	34,542	34,799

GAAP income before provision for income taxes	$65,948	$58,297	$119,110	$115,998

Add: Non-cash share-based compensation expense	36,605	29,874	65,319	53,006
Add: Amortization of intangible assets	7,044	6,616	13,628	13,743
Add: Facility exit costs	-	2,171	-	2,171
Add: Transaction costs related to business combinations	949	-	2,940	-

Non-GAAP adjusted income before provision for income taxes	$110,546	$96,958	$200,997	$184,918

Provision for income taxes	32,058	29,088	58,289	55,475

Non-GAAP adjusted net income (basic and diluted)	$78,488	$67,870	$142,708	$129,443

Non-GAAP adjusted net income per share:
Basic	$0.42	$0.36	$0.76	$0.68
Diluted	$0.41	$0.35	$0.75	$0.67

RED HAT, INC. RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS (Unaudited) (In thousands - except per share amounts)

Reconciliation of GAAP results to non-GAAP adjusted results

	Three Months Ended		Six Months Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013

GAAP gross profit	$378,725	$318,843	$738,036	$626,045

Add: Non-cash share-based compensation expense	3,425	3,100	6,543	5,939
Add: Amortization of intangible assets	2,486	2,496	5,102	5,169

Non-GAAP gross profit	$384,636	$324,439	$749,681	$637,153

Non-GAAP gross margin	86.3%	86.7%	86.2%	86.4%

	Three Months Ended		Six Months Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013

GAAP operating expenses	$314,498	$263,269	$622,846	$513,848

Deduct: Non-cash share-based compensation expense	(33,180)	(26,774)	(58,776)	(47,067)
Deduct: Amortization of intangible assets	(4,558)	(4,120)	(8,526)	(8,574)
Deduct: Facility exit costs	-	(2,171)	-	(2,171)
Deduct: Transaction costs related to business combinations	(949)	-	(2,940)	-

Non-GAAP adjusted operating expenses	$275,811	$230,204	$552,604	$456,036

	Three Months Ended		Six Months Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013

GAAP operating income	$64,227	$55,574	$115,190	$112,197

Add: Non-cash share-based compensation expense	36,605	29,874	65,319	53,006
Add: Amortization of intangible assets	7,044	6,616	13,628	13,743
Add: Facility exit costs	-	2,171	-	2,171
Add: Transaction costs related to business combinations	949	-	2,940	-

Non-GAAP adjusted operating income	$108,825	$94,235	$197,077	$181,117

Non-GAAP adjusted operating margin	24.4%	25.2%	22.7%	24.6%

	Three Months Ended
	August 31, 2014	August 31, 2013	Year-Over-Year Growth Rate

GAAP subscription revenue	$389,495	$326,692	19.2%
Adjustment for currency impact	(1,004)	-
Non-GAAP subscription revenue on a constant currency basis	$388,491	$326,692	18.9%

GAAP training and services revenue	$56,404	$47,731	18.2%
Adjustment for currency impact	893	-
Non-GAAP training and services revenue on a constant currency basis	$57,297	$47,731	20.0%

GAAP total subscription, training and services revenue	$445,899	$374,423	19.1%
Adjustment for currency impact	(111)	-
Non-GAAP total subscription, training and services revenue on a constant currency basis	$445,788	$374,423	19.1%

	Six Months Ended
	August 31, 2014	August 31, 2013	Year-Over-Year Growth Rate

GAAP subscription revenue	$761,462	$642,509	18.5%
Adjustment for currency impact	(2,301)	-
Non-GAAP subscription revenue on a constant currency basis	$759,161	$642,509	18.2%

GAAP training and services revenue	$108,191	$95,173	13.7%
Adjustment for currency impact	1,597	-
Non-GAAP training and services revenue on a constant currency basis	$109,788	$95,173	15.4%

GAAP total subscription, training and services revenue	$869,653	$737,682	17.9%
Adjustment for currency impact	(704)	-
Non-GAAP total subscription, training and services revenue on a constant currency basis	$868,949	$737,682	17.8%

CONTACT:
Red Hat, Inc.
Media Contact:
Stephanie Wonderlick, 571-421-8169
swonderl@redhat.com
or
Investor Relations:
Tom McCallum, 919-754-4630
tmccallum@redhat.com